Exhibit 10.1

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

THIS AMENDMENT (this “Amendment”) is dated as of September 3, 2025 (the “Amendment Effective Date”) and amends that certain Employment Agreement, dated as of February 2, 2021 (the “Agreement”), by and between SmartKem Inc. (“Employer”) and Ian Jenks (“Executive”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

RECITALS

WHEREAS, Employer and the Executive previously entered into the Agreement;

WHEREAS, pursuant to Section 9.2 of the Agreement, any provision of the Agreement may be amended, if and only if, such amendment is in writing and signed by the Employer and the Executive;

WHEREAS, Employer and Executive desire to amend the Agreement as set forth herein, effective as of the Amendment Effective Date.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.                   The first sentence of Section 7.2(b) of the Agreement is hereby amended by replacing “ six (6) months” with “twelve (12) months” where the former appears therein.

2.                   Except as amended herein, the Agreement shall remain in full force and effect. This Amendment shall be binding upon and inure to the benefit of the Employer and the Executive and their respective permitted successors, assigns, heirs, beneficiaries and representatives.

3.                   This Amendment and any and all matters arising directly or indirectly herefrom or therefrom shall be governed under the laws of the State of Delaware without reference to choice of law rules.

4.                    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

SMartkem inc.

By:	/s/ Barbra C. Keck
Name:	Barbra C. Keck
Title:	Chief Financial Officer

EXECUTIVE

/s/ Ian Jenks
Ian Jenks

[Signature Page – Amendment to Ian Jenks Employment Agreement]